Exhibit 4.1

FORM OF 6.200% SENIOR NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH NEWS AMERICA INCORPORATED (“NAI”) OR ANY AFFILIATE OF NAI WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO NAI, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE

SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT NAI, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING IN THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER, THE SECURITIES ACT.

REGISTERED	REGISTERED

R-1	**$ **

NEWS AMERICA INCORPORATED

6.200% SENIOR NOTES DUE DECEMBER 15, 2034

CUSIP 652482 BH 2

see reverse for certain definitions

NEWS AMERICA INCORPORATED, a Delaware corporation (“NAI” or the “Company”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to

**CEDE & CO.**

or registered assigns;
the principal amount of	** DOLLARS**

on December 15, 2034 and to pay interest thereon from December 3, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15, and December 15 of each year, commencing June 15, 2005, at the rate of 6.20% per annum, until the principal hereof is fully paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

This Note is unconditionally guaranteed by News Corporation, a Delaware corporation (“News Corporation”), and the other Guarantors listed herein, as set forth in Article Twelve of the Indenture and in the Guarantee endorsed hereon. The Guarantors other than News Corporation may change from time to time pursuant to the terms of the Indenture.

Payment of the principal of, and interest on, this Note will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Note set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, NAI has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated: December 3, 2004

NEWS AMERICA INCORPORATED

By:		By:
	Secretary		Executive Vice President and Deputy Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory
Date: December 3, 2004

NEWS AMERICA INCORPORATED

6.200% SENIOR NOTES DUE DECEMBER 15, 2034

Indenture

This Security is one of a duly authorized series (this series being the “Securities”) of debt securities of News America Incorporated, a Delaware corporation (“NAI” or the “Company”), issued under an Amended and Restated Indenture dated as of March 24, 1993, as supplemented by a First Supplemental Indenture, dated as of May 20, 1993, a Second Supplemental Indenture, dated as of May 28, 1993, a Third Supplemental Indenture, dated as of July 21, 1993, a Fourth Supplemental Indenture, dated as of October 20, 1995, a Fifth Supplemental Indenture, dated as of January 8, 1998, a Sixth Supplemental Indenture, dated as of March 1, 1999, a Seventh Supplemental Indenture, dated as of February 14, 2001, an Eighth Supplemental Indenture, dated as of June 27, 2003, and a Ninth Supplemental Indenture, dated as of November 12, 2004 (as so supplemented, the “Indenture”), among NAI, the Guarantors named therein (the “Guarantors”) and The Bank of New York, as Trustee (the “Trustee”, which term includes any successor trustee under the indenture), which provides for the issuance by NAI from time to time of debt securities (the “Debt Securities”) in one or more series, in which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in the Indenture. The terms of the Securities and Guarantee set forth in this certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms. The Securities are unconditionally guaranteed on a senior basis (the “Guarantee”) by the Guarantors. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1.	Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. NAI may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. NAI or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2.	Redemption Upon the Requirement of a Foreign Guarantor to Pay Certain Additional Amounts (as defined in the Indenture)

The Securities are not redeemable, provided, however, that the Securities may be redeemed at the option of NAI, in whole, but not in part, at 100% of principal amount, plus accrued interest to the redemption date in the event that NAI has delivered to the Trustee an Officer’s Certificate stating that (i) NAI does not have sufficient funds to fulfill its obligations under the Indenture and a Guarantor is required to make the payments on the Securities pursuant to the Guarantee, (ii) a Guarantor that is not a United States resident has or will become obligated to pay the Additional Amounts which are described in Section 1204 of the Indenture and (iii) such obligation cannot be avoided by the Guarantor taking reasonable measures (including News Corporation causing any other Guarantor to make payments pursuant to the Guarantee) that require no material cost to News Corporation or any other Guarantor.

Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder’s registered address.

3.	Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, NAI shall become immediately obligated to offer to purchase the Securities pursuant to Section 1301 of the Indenture upon the occurrence of a Change of Control Triggering Event at a price equal to 101% of aggregate principal amount, plus accrued interest, if any, to the date of purchase.

4.	Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$1,000 of principal amount and integral multiples thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5.	Persons Deemed Owners

The registered Holder of this Security may be treated as the owner of the Security for all purposes.

6.	Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7.	Defeasance

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

8.	Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment of the principal amount, premium, if any, or interest, in respect of the Securities when the same becomes due and payable subject, in the case of interest, to the grace period contained in the Indenture; (ii) failure by the Company or the Guarantors to perform any other covenant or warranty (other than a covenant included in the Indenture solely for the benefit of another series of Debt Securities), subject to notice and lapse of time; (iii) failure to pay at Stated Maturity (after the expiration of any grace period) certain indebtedness; (iv) certain events of acceleration prior to maturity of certain indebtedness; (v) certain final judgments which remain undischarged; or (vi) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it determines that withholding notice is in their interests.

9.	Trustee Dealings with NAI

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by NAI or its Affiliates and may otherwise deal with NAI or its Affiliates with the same rights it would have if it were not Trustee.

10.	No Recourse Against Others

A director, officer, employee or stockholder, as such, of NAI shall not have any liability for any obligations of NAI under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11.	Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

12.	Governing Law

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have this Security purchased by the Company pursuant to Section 1301 of the Indenture, check the Box.

If you wish to have a portion of this Security purchased by the Company pursuant to Section 1301 of the Indenture, state the amount (in original principal amount):

$

________________________________________________________________________________________________________________________________________________

Date:	Your Signature

____________________________________________________________________________________
(Sign exactly as your name appears in this Note)

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

GUARANTEE

Each of News Corporation and the other entities listed below, each a “Guarantor” and collectively the “Guarantors”, which terms include any successor Person under the Indenture (as defined in the Security upon which this notation is endorsed), have unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of NAI to the Holders or the Trustee under the Indenture and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of each Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantees therein made. The Guarantors, other than News Corporation, may change from time to time pursuant to the terms of the Indenture. Reference is hereby made to the Indenture and all Indentures supplemental thereto for a complete list of the Guarantors as of any date subsequent to December 3, 2004.

No stockholder, officer, director or incorporator, as such, past, present or future, of any Guarantor shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

Executed as a deed in New York, New York.

GUARANTORS

News Corporation	News America Marketing FSI, Inc.	News Publishing Australia Limited

FEG Holdings, Inc.	News Australia Holdings Pty. Limited

Fox Entertainment Group, Inc.	News Holding Limited (f/k/a The News Corporation Limited)

By:
Authorized Signatory for the Guarantors

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this security to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

________________________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint __________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________________________

to transfer this Security on the books of NAI. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears in this Security)

Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF 5.300% SENIOR NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH NEWS AMERICA INCORPORATED (“NAI”) OR ANY AFFILIATE OF NAI WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO NAI, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE

SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT NAI, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING IN THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER, THE SECURITIES ACT.

REGISTERED	REGISTERED

R-1	**$	**

NEWS AMERICA INCORPORATED

5.300% SENIOR NOTES DUE DECEMBER 15, 2014

CUSIP 652482 BF 6

see reverse for certain definitions

NEWS AMERICA INCORPORATED, a Delaware corporation (“NAI” or the “Company”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to

**CEDE & CO.**

or registered assigns;

the principal amount of **                                                                                                       DOLLARS**

on December 15, 2014 and to pay interest thereon from December 3, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15, and December 15 of each year, commencing June 15, 2005, at the rate of 5.30% per annum, until the principal hereof is fully paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

This Note is unconditionally guaranteed by News Corporation, a Delaware corporation (“News Corporation”), and the other Guarantors listed herein, as set forth in Article Twelve of the Indenture and in the Guarantee endorsed hereon. The Guarantors other than News Corporation may change from time to time pursuant to the terms of the Indenture.

Payment of the principal of, and interest on, this Note will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Note set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, NAI has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated: December 3, 2004

NEWS AMERICA INCORPORATED

By:		By:
	Secretary		Executive Vice President and Deputy Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory
Date: December 3, 2004

NEWS AMERICA INCORPORATED

5.300% SENIOR NOTES DUE DECEMBER 15, 2014

Indenture

This Security is one of a duly authorized series (this series being the “Securities”) of debt securities of News America Incorporated, a Delaware corporation (“NAI” or the “Company”), issued under an Amended and Restated Indenture dated as of March 24, 1993, as supplemented by a First Supplemental Indenture, dated as of May 20, 1993, a Second Supplemental Indenture, dated as of May 28, 1993, a Third Supplemental Indenture, dated as of July 21, 1993, a Fourth Supplemental Indenture, dated as of October 20, 1995, a Fifth Supplemental Indenture, dated as of January 8, 1998, a Sixth Supplemental Indenture, dated as of March 1, 1999, a Seventh Supplemental Indenture, dated as of February 14, 2001, an Eighth Supplemental Indenture, dated as of June 27, 2003, and a Ninth Supplemental Indenture, dated as of November 12, 2004 (as so supplemented, the “Indenture”), among NAI, the Guarantors named therein (the “Guarantors”) and The Bank of New York, as Trustee (the “Trustee”, which term includes any successor trustee under the indenture), which provides for the issuance by NAI from time to time of debt securities (the “Debt Securities”) in one or more series, in which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in the Indenture. The terms of the Securities and Guarantee set forth in this certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms. The Securities are unconditionally guaranteed on a senior basis (the “Guarantee”) by the Guarantors. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1.	Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. NAI may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. NAI or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2.	Redemption Upon the Requirement of a Foreign Guarantor to Pay Certain Additional Amounts (as defined in the Indenture)

The Securities are not redeemable, provided, however, that the Securities may be redeemed at the option of NAI, in whole, but not in part, at 100% of principal amount, plus accrued interest to the redemption date in the event that NAI has delivered to the Trustee an Officer’s Certificate stating that (i) NAI does not have sufficient funds to fulfill its obligations under the Indenture and a Guarantor is required to make the payments on the Securities pursuant to the Guarantee, (ii) a Guarantor that is not a United States resident has or will become obligated to pay the Additional Amounts which are described in Section 1204 of the Indenture and (iii) such obligation cannot be avoided by the Guarantor taking reasonable measures (including News Corporation causing any other Guarantor to make payments pursuant to the Guarantee) that require no material cost to News Corporation or any other Guarantor.

Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder’s registered address.

3.	Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, NAI shall become immediately obligated to offer to purchase the Securities pursuant to Section 1301 of the Indenture upon the occurrence of a Change of Control Triggering Event at a price equal to 101% of aggregate principal amount, plus accrued interest, if any, to the date of purchase.

4.	Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$1,000 of principal amount and integral multiples thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5.	Persons Deemed Owners

The registered Holder of this Security may be treated as the owner of the Security for all purposes.

6.	Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7.	Defeasance

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

8.	Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment of the principal amount, premium, if any, or interest, in respect of the Securities when the same becomes due and payable subject, in the case of interest, to the grace period contained in the Indenture; (ii) failure by the Company or the Guarantors to perform any other covenant or warranty (other than a covenant included in the Indenture solely for the benefit of another series of Debt Securities), subject to notice and lapse of time; (iii) failure to pay at Stated Maturity (after the expiration of any grace period) certain indebtedness; (iv) certain events of acceleration prior to maturity of certain indebtedness; (v) certain final judgments which remain undischarged; or (vi) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it determines that withholding notice is in their interests.

9.	Trustee Dealings with NAI

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by NAI or its Affiliates and may otherwise deal with NAI or its Affiliates with the same rights it would have if it were not Trustee.

10.	No Recourse Against Others

A director, officer, employee or stockholder, as such, of NAI shall not have any liability for any obligations of NAI under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11.	Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

12.	Governing Law

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have this Security purchased by the Company pursuant to Section 1301 of the Indenture, check the Box.

If you wish to have a portion of this Security purchased by the Company pursuant to Section 1301 of the Indenture, state the amount (in original principal amount):

$

____________________________________________________________________________________________________________________________________

Date: Your Signature

____________________________________________________

(Sign exactly as your name appears in this Note)

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

GUARANTEE

Each of News Corporation and the other entities listed below, each a “Guarantor” and collectively the “Guarantors”, which terms include any successor Person under the Indenture (as defined in the Security upon which this notation is endorsed), have unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of NAI to the Holders or the Trustee under the Indenture and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of each Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantees therein made. The Guarantors, other than News Corporation, may change from time to time pursuant to the terms of the Indenture. Reference is hereby made to the Indenture and all Indentures supplemental thereto for a complete list of the Guarantors as of any date subsequent to December 3, 2004.

No stockholder, officer, director or incorporator, as such, past, present or future, of any Guarantor shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

Executed as a deed in New York, New York.

GUARANTORS

News Corporation	News America Marketing FSI, Inc.	News Publishing Australia Limited

FEG Holdings, Inc.	News Australia Holdings Pty. Limited

Fox Entertainment Group, Inc.	News Holding Limited (f/k/a The News Corporation Limited)

By:
Authorized Signatory for the Guarantors

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this security to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

________________________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint __________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________________________

to transfer this Security on the books of NAI. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears in this Security)

Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

NEWS CORPORATION

Officers’ Certificate

The undersigned, Arthur M. Siskind, Senior Executive Vice President and Group General Counsel of News Corporation, a corporation organized under the laws of the State of Delaware (“News Corporation”), acting pursuant to authority conferred on him by the Executive Committee of the Board of Directors of News Corporation and the subsidiaries of News Corporation listed in paragraph 1 below (together with News Corporation, the “Guarantors”), and acting on behalf of the Guarantors does, hereby determine the following terms for a series of debt securities to be issued under an Amended and Restated Indenture, dated as of March 24, 1993, as supplemented by the First Supplemental Indenture, dated as of May 20, 1993, the Second Supplemental Indenture, dated as of May 28, 1993, the Third Supplemental Indenture, dated as of July 21, 1993, the Fourth Supplemental Indenture, dated as of October 20, 1995, the Fifth Supplemental Indenture, dated as of January 8, 1998, the Sixth Supplemental Indenture, dated as of March 1, 1999, the Seventh Supplemental Indenture, dated as of February 14, 2001, the Eighth Supplemental Indenture, dated as of June 27, 2003 and the Ninth Supplemental Indenture, dated as of November 12, 2004 (as so supplemented, the “Indenture”), among News America Incorporated, a Delaware corporation (the “Company”), the Guarantors, and The Bank of New York, as trustee (the “Trustee”):

(1) The obligations of the Company under the US$1,750,000,000 aggregate principal amount of senior notes, consisting of US$750,000,000 aggregate principal amount of 5.30% Senior Notes due December 15, 2014 (the “2014 Notes”) and US$1,000,000,000 aggregate principal amount of 6.20% Senior Notes due December 15, 2034 (the “2034 Notes” and together with the 2014 Notes, the “Senior Notes”) shall be jointly and severally guaranteed by each of the following entities:

News Corporation

Fox Entertainment Group, Inc.

FEG Holdings, Inc.

News Publishing Australia Limited

News America Marketing FSI, Inc.

News Holdings Limited

News Australia Holdings Pty Limited

(2) The Senior Notes shall be unconditionally guaranteed by the Guarantors on a senior basis in accordance with the terms set forth in the Indenture.

(3) The guarantees of the Senior Notes shall be in the form attached hereto as Exhibit A.

IN WITNESS WHEREOF, this Certificate has been executed this 3rd day of December, 2004.

NEWS CORPORATION, on
behalf of itself and the Guarantors

By:	/s/ Arthur M. Siskind
Name:	Arthur M. Siskind
Title:	Senior Executive Vice President and Group General Counsel

(SEAL)

The undersigned, John Nallen, Executive Vice President and Deputy Chief Financial Officer of News Corporation, does hereby certify on behalf of News Corporation and the Guarantors that Arthur M. Siskind is a duly elected and acting Officer of News Corporation, and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, this Certificate has been executed this 3rd day of December, 2004.

NEWS CORPORATION

By:	/s/ John Nallen
Name:	John Nallen
Title:	Executive Vice President and Deputy Chief Financial Officer

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Exhibit A

Form of Guarantee of Senior Notes

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